ConnectOne Bancorp, Inc.

# CNOB to Acquire Bancorp of New Jersey, Inc. (BKJ)

**Frank Sorrentino III, ConnectOne Chairman & CEO**

**William S. Burns, ConnectOne CFO**

August 16, 2019

# Forward Looking Statements

## CAUTIONARY NOTES ON FORWARD LOOKING STATEMENTS

All non-historical statements in this press release (including without limitation statements regarding the pro forma effect of the proposed transaction, cost savings, anticipated expense totals, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving ConnectOne and Bancorp of New Jersey, including future financial and operating results, and the combined company's plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, ConnectOne and Bancorp of New Jersey assume no duty to update forward-looking statements.

In addition to factors previously disclosed in ConnectOne's and Bancorp of New Jersey's reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by shareholders of Bancorp of New Jersey and ConnectOne, on the expected terms and schedule; delay in closing the acquisition; difficulties and delays in integrating Bancorp of New Jersey's business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in ConnectOne's stock price before closing, including as a result of the financial performance of Bancorp of New Jersey prior to closing; the reaction to the transaction of the companies' clients, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding ConnectOne, Bancorp of New Jersey and factors which could affect the forward-looking statements contained herein can be found in ConnectOne's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC, and in Bancorp of New Jersey's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

# Important Additional Information

In connection with the proposed merger with Bancorp of New Jersey, ConnectOne will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 to register the shares of ConnectOne's common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus of Bancorp of New Jersey and ConnectOne which will be sent to the shareholders of Bancorp of New Jersey and ConnectOne seeking their respective approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT CONNECTONE, BANCORP OF NEW JERSEY, AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about ConnectOne and Bancorp of New Jersey, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from ConnectOne at the "Investor Relations" section of ConnectOne's web site at www.connectonebank.com or from Bancorp of New Jersey at the "Investor Relations" section of Bancorp of New Jersey's website at www.bonj.net. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, when available by directing a request to ConnectOne Bancorp, Inc., 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attention: Laura Criscione, Corporate Secretary or to Bancorp of New Jersey, Inc., 1365 Palisade Ave, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the Registration Statement that will be filed with the SEC or the Joint Proxy Statement/Prospectus.

ConnectOne, Bancorp of New Jersey and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Bancorp of New Jersey and ConnectOne in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about ConnectOne, and its directors and executive officers, may be found in the definitive proxy statement of ConnectOne relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by ConnectOne with the SEC. Additional information about Bancorp of New Jersey, and its directors and executive officers, may be found in the definitive proxy statement of Bancorp of New Jersey relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by Bancorp of New Jersey with the SEC. These documents can be obtained free of charge from the sources described above.

# Compelling Transaction Rationale

| | |
|---|---|
| **Financially Savvy In-Market Acquisition** | ▪ **Acquisition of $925 million commercial bank operating within ConnectOne's primary market area**<br>– High level of familiarity with BKJ franchise and customers<br>– Compatible business models, operating systems and culture<br>– ConnectOne improves to #5 deposit market share position in Bergen County, NJ<br>– 8 of 9 BKJ branches are within 2 miles of a ConnectOne office; headquarters are a ½ mile apart<br>▪ **In-market acquisition increases scarcity value of ConnectOne's franchise**<br>– With $7 Billion of pro forma assets, ConnectOne to become 5th largest independent bank headquartered in NJ<br>– Improves franchise in densely populated and lucrative northern New Jersey/New York metro market<br>▪ **Enhances scale and future growth opportunities**<br>– Opportunity to further leverage ConnectOne's leading technology infrastructure and drive joint efficiencies<br>– Higher legal lending limit and opportunity to accelerate growth among BKJ legacy borrowers<br>– Provides expanded technology offerings and a broader product suite to BKJ's client base, including C&I, consumer, and SBA lending solutions<br>▪ **20% cash consideration allows ConnectOne to prudently deploy excess capital while preserving strong capital ratios and future capital flexibility**<br>– Pro forma TCE / TA of 8.5%<br>▪ **Enhances CNOB's long-term shareholder value** |
| **Financially Accretive** | ▪ **Approximately 5% accretive to earnings in first year of fully phased-in cost savings**<br>▪ **Approximately 3% tangible book value dilution with an earnback period of approximately 3.5 years**<br>▪ **Geographic overlap – meaningful cost savings that are identified and attainable**<br>▪ **IRR over 25%** |
| **Low Integration and Execution Risk** | ▪ **Manageable acquisition size at ~15% of ConnectOne's current asset base**<br>▪ **Comprehensive credit review by ConnectOne team resulting in conservative credit mark to meet internal underwriting standards**<br>▪ **Thorough financial, business, and legal due diligence review completed**<br>▪ **ConnectOne's management team has successfully executed and integrated multiple transactions including Center Bancorp, Inc., and Greater Hudson Bank**<br>▪ **Proactive consultation with primary regulators** |

# Overview of Bancorp of New Jersey

## Branch Footprint



CNOB (29)
BKJ (9)
Rockland
Bergen
Westchester
Passaic
Bronx
Essex
Hudson
Manhattan
Queens

| Branch Overlap | | |
|---|---|---|
| Distance | Branches | % of Franchise |
| < 1 mi | 5 | 55.6% |
| < 2 mi | 8 | 88.9% |
| < 5 mi | 9 | 100.0% |

## Financial Snapshot – As of 6/30/2019

*$in millions*

| | |
|---|---|
| Headquarters: | Englewood Cliffs, NJ |
| Founded: | 2006 |
| Branches: | 9 |
| Market Cap: (1) | $100 |
| Total Assets: | $925 |
| Gross Loans: | $782 |
| Total Deposits: | $762 |
| Tang. Common Equity: | $93 |
| TCE / TA: | 10.0% |
| LTM Net Income: | $5.9 |
| LTM ROAA: | 0.65% |
| LTM Efficiency Ratio: | 69.7% |
| NPAs / Assets: | 1.17% |
| Reserve / Loans: | 1.09% |

Source: SNL Financial, Company Filings
(1) Based on Bancorp of New Jersey closing common stock price of $13.75 as of August 15, 2019

# Complementary Commercial Lending Focus

**Opportunity to grow low cost deposits and relationship-based lending**

| | BKJ | CNOB |
|---|---|---|

## Loan Mix

- Similar loan composition with ~80% commercial exposure
- Opportunity to provide C&I and SBA lending solutions to BKJ customers
- Higher legal lending limit and opportunity to accelerate growth among legacy BKJ borrowers

**BKJ** — Total: $782mm



Residential, Consumer & Other 12.6%
Construction 6.9%
Commercial & Industrial 3.3%
Commercial R.E. 77.1%

**CNOB** — Total: $5,090mm



Residential, Consumer & Other 6.4%
Construction 11.8%
Commercial & Industrial 20.7%
Commercial R.E. 61.1%

## Deposit Mix

- BKJ brings additional liquidity and lower loan / deposit ratio
- Opportunity to reprice certain higher cost deposits
- Opportunity to drive additional commercial deposits through C&I product offering

**BKJ** — *Total: $762mm*



Demand Deposits 14.9%
NOW & Other Trans. Accts 2.6%
Time Deposits 48.6%
MMDA & Other Savings 34.0%

**Loans / Deposits: 103%**

**CNOB** — *Total: $4,641mm*



Time Deposits 35.0%
Demand Deposits 17.5%
NOW & Other Trans. Accts 21.1%
MMDA & Other Savings 26.4%

**Loans / Deposits: 110%**

Source: SNL Financial and Company Filings; Data as of 6/30/2019

# Key Transaction Terms

| | |
|---|---|
| **Acquisition Consideration & Structure** | ▪ Transaction Value: Approximately $113 mm, or $15.48 per share [(1)]<br>▪ Structure: 80% Stock at 0.78 fixed exchange ratio; 20% Cash at $16.25 per Share, subject to election and pro-ration<br>▪ Pro Forma Ownership: ~89% ConnectOne / ~11% Bancorp of New Jersey |
| **Closing / Other** | ▪ Board Representation: One current Bancorp of New Jersey director will join the Board of ConnectOne<br>▪ Required Approvals: Customary regulatory approvals and approval of Bancorp of New Jersey and ConnectOne shareholders<br>▪ Due Diligence: Comprehensive financial, business, legal and loan diligence completed |
| **Pricing Multiples** | ▪ Market Premium [(2)]: 13%<br>▪ Price / Tangible Book Value: 122%<br>▪ Price / LTM EPS: 19.6x<br>▪ Price / 2020 EPS + Cost Savings[(3)]: 7.1x<br>▪ Core Deposit Premium: 4.5% |

(1) Based on ConnectOne closing common stock price of $19.60 as of August 15, 2019
(2) Based on Bancorp of New Jersey closing common stock price of $13.75 as of August 15, 2019
(3) Based on net income and fully phased-in cost savings estimates per ConnectOne management

# Pro Forma Financial Impact

**Key Transaction Assumptions**

- Est. Transaction Expenses: $10mm after-tax
- Est. Expense Savings: 60% of BKJ's non-interest expense base
- Gross Credit Mark: $12.5mm, equal to 1.60% of BKJ's loans
- Core Deposit Intangible: 2.0% of BKJ's non-time deposits
- Expected Close: Early first quarter of 2020
- Approximately 4.6mm shares of ConnectOne common stock are expected to be issued
- *Additional cost saving opportunities and revenue enhancements have been identified, but are not included in the model*

**Financial Impacts**

- Fully Phased-In Impact: 5% Accretive
- Tangible Book Value per Share Impact: 3% Dilutive
- Tangible Book Value Earnback (Crossover): 3.5 Years
- Internal Rate of Return: Greater than 25%

**Pro Forma Capital Ratios**

| | Current | Pro Forma at Close |
|---|---|---|
| Tangible Common Equity / Tangible Assets: | 8.9% | 8.5% |
| Tier 1 Leverage Ratio: | 9.1% | 8.7% |
| Total Risk-Based Capital Ratio: | 12.7% | 11.8% |

# Revenue Enhancements (not included in model)

- Ability to expand relationships with BKJ's existing clients due to increased legal lending limit

- Immediate opportunities to:
    - Re-price deposits and restructure liabilities
    - Restructure securities portfolio
    - Re-invest excess cash in tax advantaged investments
- Favorable outlook for CNOB net interest margin
    - We're already starting to see margin begin to widen in the third quarter
    - Purchase accounting adjustments
    - Restructuring of BKJ's balance sheet

**We believe there are meaningful opportunities to achieve benefits of scale and leverage the strengths of ConnectOne post-integration.**

# Strengthening Bergen County Presence

**#7 New Jersey market share among institutions headquartered in New Jersey**

## New Jersey

| Rank | Institution (ST) | Branches | Deposits in Market ($mm) | Market Share (%) |
|---|---|---|---|---|
| 1 | Valley National Bancorp (NJ) | 151 | 15,660 | 4.7 |
| 2 | Investors Bancorp Inc (NJ) | 108 | 14,937 | 4.5 |
| 3 | OceanFirst Financial Corp. (NJ) | 74 | 7,151 | 2.1 |
| 4 | Provident Financial Services (NJ) | 81 | 6,471 | 1.9 |
| 5 | Columbia Financial Inc. (MHC) (NJ) | 63 | 5,322 | 1.6 |
| 6 | Lakeland Bancorp (NJ) | 54 | 4,777 | 1.4 |
| | **Pro Forma** | **28** | **4,570** | **1.4** |
| 7 | Kearny Financial Corp. (NJ) | 45 | 4,044 | 1.2 |
| **8** | **ConnectOne Bancorp Inc. (NJ)** | **19** | **3,815** | **1.1** |
| 9 | Peapack-Gladstone Financial (NJ) | 21 | 3,537 | 1.1 |
| 10 | Spencer Savings Bank SLA (NJ) | 22 | 2,034 | 0.6 |
| **26** | **Bancorp of New Jersey Inc. (NJ)** | **9** | **755** | **0.2** |
| | **Top 10 New Jersey Banks** | **638** | **67,748** | **20.3** |
| | **Total (1-15)** | **2,801** | **333,170** | **100.0** |

**Top 5 Position in Bergen County, and #2 among locally-headquartered banks**

## Bergen County, NJ

| Rank | Institution (ST) | Branches | Deposits in Market ($mm) | Market Share (%) |
|---|---|---|---|---|
| 1 | Bank of America Corporation (NC) | 35 | 8,502 | 15.4 |
| 2 | Toronto-Dominion Bank | 38 | 7,601 | 13.8 |
| 3 | JPMorgan Chase & Co. (NY) | 45 | 6,068 | 11.0 |
| 4 | Valley National Bancorp (NJ) | 48 | 5,360 | 9.7 |
| | **Pro Forma** | **16** | **3,230** | **5.8** |
| 5 | Wells Fargo & Co. (CA) | 25 | 2,842 | 5.1 |
| 6 | Citigroup Inc. (NY) | 5 | 2,644 | 4.8 |
| 7 | M&T Bank Corp. (NY) | 26 | 2,522 | 4.6 |
| **8** | **ConnectOne Bancorp Inc. (NJ)** | **7** | **2,475** | **4.5** |
| 9 | Columbia Financial Inc. (MHC) (NJ) | 21 | 2,331 | 4.2 |
| 10 | PNC Financial Services Group (PA) | 26 | 2,129 | 3.9 |
| **17** | **Bancorp of New Jersey Inc. (NJ)** | **9** | **755** | **1.4** |
| | **Total (1-10)** | **276** | **42,474** | **76.9** |
| | **Total (1-47)** | **427** | **55,239** | **100.0** |

Source: SNL Financial; Deposit data as of 6/30/2019; Pro forma for pending and recently completed transactions

# Transaction Summary

- Third transaction in the past year for ConnectOne
- Attractive purchase price and strong M&A metrics
- Capital and earnings strength supports continued stock repurchases
- Leverages technology; Eliminates brick and mortar
- Continues to build franchise value
- Low execution risk
- We welcome Bancorp of NJ clients and shareholders

ConnectOne Bancorp, Inc.